Third Quarter 2020 Earnings Supplement MEMBER FDIC

Forward Looking Statements and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for loan losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the corona virus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

Third Quarter 2020 Highlights EPS: $ 0.43 • PTPP 1.61%, $37.5 million • NIM stability Net Income: • Mortgage banking $16.7 million • Moderate ACL build • Dividend of $0.28 declared Returns: ROA ROE ROTE 0.72% 5.80% 8.96% Asset ACL NCO Provision 1.64% Quality: 0.69% $17.5 million ex-PPP 1.77% Refer to appendix for reconciliation of non-GAAP financial measures 3

Third Quarter 2020 Key Metrics 2020 2020 2020 2019 Third Second Second Third Quarter Quarter Quarter Quarter Reported Metrics: Reported Ex-fraud* Net income (loss) $16.7 million ($33.1 million) $13.3 million $26.9 million Diluted earnings (loss) per share $0.43 ($0.85) $0.34 $0.79 Dividends declared per share $0.28 $0.28 $0.27 Book value $29.10 $28.93 $28.69 Tangible book value* $19.40 $19.22 $20.25 Return on average assets 0.72% (1.41)% 0.57% 1.45% Return on average shareholders' equity 5.80% (11.17)% 4.48% 10.97% Return on average tangible shareholders' equity* 8.96% (16.19)% 6.86% 15.69% PTPP* $37.5 million $41.9 million $36.6 million PTPP / average assets* 1.61% 1.79% 1.97 % Efficiency ratio (FTE)* 55.75% 50.51% 50.09% Net interest margin (FTE)* 3.29% 3.31% 3.62% Credit Metrics: Nonperforming loans / loans 1.13% 1.19% 0.81 % Net loan charge-offs / average loans 0.69% 3.58% 0.49% 0.28 % ACL / total portfolio loans 1.64% 1.52% 1.00 % ACL / total portfolio loans, ex-PPP 1.77% 1.64 % NA Ex-fraud metrics exclude loss from customer fraud in Q2 2020 *Refer to appendix for reconciliation of non-GAAP financial measures 4

Third Quarter 2020 SBA PPP We dedicated substantial resources to the SBA PPP and approved over $550 million: Total Number of % of. Loan Size Balance Loans Loans. <$50,000 $32 1,441 49.1% <$150,000 66 770 26.3% <$350,000 84 366 12.5% >$350,000 368 355 12.1% Total $550 2,932 PPP loans impacted selected ratios as below: Excluding Including Impact Ratio PPP* PPP Net Interest Margin 3.36% 3.29% -0.07 % ACL / total portfolio loans 1.77% 1.64% -0.13 % Nonperforming loans / loans 1.23% 1.13% -0.10 % TCE / TA 9.22% 8.64% -0.58 % Leverage Ratio 9.71% 9.11% -0.60 % Data as of September 30, 2020 $ in millions *Refer to appendix for reconciliation of non-GAAP financial measures 5

Third Quarter 2020 Loan Modifications We continue to see declines in customers requiring needs-based payment deferrals and modifications to interest only periods. Modifications have been reduced to 5% of loans. June 30, 2020 August 31, 2020 September 30, 2020 Total Mod Mod Total Mod Mod Total Mod Mod Loan Type Balance Balance % Balance Balance % Balance Balance % 6/30/20 6/30/20 6/30/20 8/31/20 9/30/20 9/30/20 CRE $3,346 $993 30% $3,346 $386 12% $3,290 $322 10 % Resi Secured Business* 425 53 13% 425 6 1% 427 1 0 % Construction 459 47 10% 459 23 5% 477 2 0 % C&I 1,593 203 13% 1,593 36 2% 1,493 25 2 % Total Commercial 5,822 1,297 22% 5,822 451 8% 5,687 350 6 % Total Consumer 1,179 69 6% 1,179 0 0% 1,158 0 0 % Total $7,001 $1,365 20% $7,001 $451 6% $6,845 $350 5% *Reported as Consumer Loans $ in millions Excludes PPP loans 6

Third Quarter 2020 Commercial Loan Modifications Commercial loan modifications have been reduced to $350 million or 6% of the outstanding balance: Total Modified % of Bal Total Modified % of Bal Loan Type Loan Type Balance Balance Modified Balance Balance Modified Other $495 $28 6 % Manufacturing $298 $6 2 % Multi-Family 455 12 3 % Services 257 2 1 % Offices 397 3 1 % Other 154 12 8 % Health Care 364 18 5 % Construction 133 1 0 % Flex/Mixed Use 299 7 2 % Real Estate Rent/Lease 113 2 2 % Manufacturing 242 5 2 % Transportation 117 1 1 % Hotels 243 230 95 % Public Admin 107 0 0 % Strip Malls 197 11 6 % Health Care 100 0 0 % Retail Space 195 6 3 % Wholesale Trade 91 0 0 % Storage 173 1 1 % Retail Trade 61 0 0 % Dealerships 113 0 0 % Floorplans 62 1 2 % Convenience Stores 58 0 0 % Total C&I 1,493 25 2 % Restaurants 59 1 2 % Total CRE 3,290 322 10 % Total Commercial $5,687 $350 6 % Resi Secured Business* 427 1 0 % Construction 477 2 0 % Total Real Estate $4,194 $325 8% *Reported as Consumer Loans $ in millions, Total Balances as of September 30, 2020; Modified Balances reflect loans with active deferrals as of September 30, 2020, Excludes PPP loans 7

Third Quarter 2020 Hotels The COVID-19 pandemic is negatively impacting the hospitality industry and our hotel portfolio: Portfolio Total Modified Balance Balance 9/30/20 9/30/20 Balance $243 $230 Number 57 45 • 84% of the portfolio is with a Average Size $4.3 $5.1 Marriott, Hilton, Holiday Inn, or Hyatt chain. Internal Total • Pre-COVID LTV 58% Risk Rating Balance 9/30/20 Pass $8 Special Mention 115 Substandard 120 Total $243 $ in millions 8

Third Quarter 2020 Allowance for Credit Losses After adopting CECL in 2020, we have prudently built our ACL in response to the pandemic, its impact on our customers, and the changing economic outlook: $ in millions Portfolio Changes: Includes balance changes, internal risk rating changes, and net charge-offs Economic/Qualitative Factors: Includes changes to the reasonable and supportable forecast and changes to qualitative factors 9

Third Quarter 2020 Net Interest Income We are asset sensitive but have experienced core NIM stabilization: • Our ex-PPP NIM was stable from Q2 to Q3 • We reduced brokered deposits by $269 million in Q3 due to low-cost customer deposit growth • We significantly reduced deposit rates several times throughout Q2 and Q3 We are proactively managing our interest-bearing deposit costs: We expect favorable repricing on the following funding throughout the next nine months: Funding type Balance Rate CD maturities $838 1.38 % Long-term wholesale funding 46 2.53 % Total $884 1.44 % Data as of September 30, 2020 $ in millions 10

Third Quarter 2020 Capital We are well-capitalized and have sufficient excess capital: Key points: • The Leverage Ratio and TCE / TA are impacted by PPP. The ex-PPP Leverage Ratio is 9.71% and TCE / TA is 9.22%. • We are taking a prudent approach to capital management, given economic uncertainty. • Our internally-run capital stress test results demonstrate that we have adequate capital cushions. • We are utilizing the five-year CECL transition for regulatory capital purposes. Data as of September 30, 2020 $ in millions 11

Third Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: 2020 2020 2019 Third Second Third Quarter Quarter Quarter (1) Tangible Book Value (non-GAAP) Total shareholders' equity $1,142,115 $1,135,777 $982,447 Less: goodwill and other intangible assets (382,681) (383,032) (289,538) Tax effect of other intangible assets 1,946 2,046 439 Tangible common equity (non-GAAP) $761,380 $754,791 $693,348 Common shares outstanding 39,252 39,263 34,245 Tangible book value (non-GAAP) $19.40 $19.22 $20.25 (2) Return on Average Tangible Shareholders' Equity (non-GAAP) Net (loss) income (annualized) $66,455 ($133,016) $106,865 Plus: amortization of intangibles (annualized) 2,619 2,623 647 Tax effect of amortization of intangibles (annualized) (550) (551) (136) Net (loss) income before amortization of intangibles (annualized) $68,524 ($130,944) $107,376 Average total shareholders' equity $1,145,882 $1,191,020 $973,711 Less: average goodwill and other intangible assets (382,780) (384,197) (289,622) Tax effect of average goodwill and other intangible assets 1,999 2,116 457 Average tangible equity (non-GAAP) $765,101 $808,939 $684,546 Return on average tangible shareholders' equity (non-GAAP) 8.96% (16.19) % 15.69% (3) PTPP / Average Assets (non-GAAP) Income (Loss) Before Taxes $20,028 ($44,865) $31,679 Add: Provision for Credit Losses 17,485 86,759 4,913 Total $37,513 $41,894 $36,592 Total (annualized) (non-GAAP) $149,237 $168,497 $145,175 Average assets $9,293,004 $9,429,720 $7,354,873 PTPP / Average Assets (non-GAAP) 1.61% 1.79% 1.97% 12

Third Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: 2020 2020 2019 Third Second Third Quarter Quarter Quarter (4) Efficiency Ratio (non-GAAP) Noninterest expense $48,246 $43,478 $37,667 Less: merger related expenses — — — Noninterest expense excluding nonrecurring items $48,246 $43,478 $37,667 Net interest income per consolidated statements of net income $69,276 $70,148 $61,196 Less: net (gains) losses on sale of securities — (142) — Plus: taxable equivalent adjustment 780 847 934 Net interest income (FTE) (non-GAAP) $70,056 $70,853 $62,130 Noninterest income 16,483 15,224 13,063 Net interest income (FTE) (non-GAAP) plus noninterest income $86,539 $86,077 $75,193 Efficiency ratio (non-GAAP) 55.75% 50.51% 50.09% (5) Net Interest Margin Rate (FTE) (non-GAAP) Interest income $76,848 $80,479 $79,813 Less: interest expense 7,572 10,331 (18,617) Net interest income per consolidated statements of net income $69,276 $70,148 $61,196 Plus: taxable equivalent adjustment 780 847 934 Net interest income (FTE) (non-GAAP) $70,056 $70,995 $62,130 Net interest income (FTE) (annualized) $278,701 $285,540 $246,494 Average earning assets $8,477,074 $8,611,952 $6,816,359 Net interest margin - (FTE) (non-GAAP) 3.29% 3.31% 3.62% 13

Third Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: The following profitability metrics are adjusted to exclude a $58.7 million loss related to a customer 2020 fraud in the second quarter ended June 30, 2020 and to exclude merger related expenses from the Second DNB merger in the first quarter ended March 31, 2020. Quarter (6) Return on Average Assets (non-GAAP) Net income excluding fraud and merger related expenses (annualized) $53,404 Average total assets 9,429,720 Return on average assets (non-GAAP) 0.57% (7) Return on Average Equity (non-GAAP) Net income excluding fraud and merger related expenses (annualized) $53,404 Average total shareholders' equity 1,191,020 Return on average shareholders' equity (non-GAAP) 4.48% (8) Return on Average Tangible Shareholders' Equity (non-GAAP) Net income ($33,072) Adjust for fraud and merger related expenses 58,671 Tax effect of fraud and merger related expenses (12,231) Net income excluding fraud and merger related expenses $13,278 Net income excluding fraud and merger related expenses (annualized) $53,404 Plus: amortization of intangibles (annualized) 2,623 Tax effect of amortization of intangibles (annualized) (551) Net income before amortization of intangibles (annualized) $55,476 Average total shareholders' equity $1,191,020 Less: average goodwill and other intangible assets (384,197) Tax effect of average goodwill and other intangible assets 2,116 Average tangible equity (non-GAAP) $808,940 Return on average tangible shareholders' equity (non-GAAP) 6.86% 14

Third Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: The following profitability metrics are adjusted to exclude a $58.7 million loss related to a customer 2020 fraud in the second quarter ended June 30, 2020 and to exclude merger related expenses from the Second DNB merger in the first quarter ended March 31, 2020. Quarter (9) Diluted (Loss) Earnings Per Share (non-GAAP) Diluted earnings per share ($0.85) Adjust for fraud and merger related expenses ($1.19) Diluted (loss) earnings per share excluding fraud and merger related expenses $0.34 15

Third Quarter 2020 Earnings Supplement MEMBER FDIC